UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

Aberdeen Income Credit Strategies Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN INCOME CREDIT STRATEGIES FUND

NOTICE OF CHANGE OF DATE, TIME AND LOCATION AND ADDITIONAL INFORMATION REGARDING THE

2020 ANNUAL MEETING OF SHAREHOLDERS

The following Notice of Change of Date, Time and Location relates to the proxy statement (the “Proxy Statement”) of Aberdeen Income Credit Strategies Fund (the “Fund”) dated March 9, 2020, furnished to shareholders of the Fund in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the Fund’s Annual Meeting of Shareholders (the “Annual Meeting”) that was originally scheduled to be held on April 24, 2020. This Notice is being filed with the Securities and Exchange Commission to provide notice of a change of date, time and location of the Annual Meeting and is being made available to shareholders on or about April 15, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF DATE, TIME AND LOCATION OF THE

2020 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders and the Fund’s officers and staff, NOTICE IS HEREBY GIVEN that the date, time and location of the 2020 Annual Meeting of the Aberdeen Income Credit Strategies Fund (the “Fund”) have been changed. The Annual Meeting will be held on the following date and at the following time:

Aberdeen Income Credit Strategies Fund (NYSE:ACP)	May 6, 2020	11:30 a.m. eastern time

In light of public health concerns regarding COVID-19, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

Attending the Virtual Annual Meeting as a Shareholder of Record

As described in the proxy materials for the Annual Meeting previously distributed, any shareholder of record of the Fund as of March 5, 2020 is entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. To participate in the Fund’s Annual Meeting at www.meetingcenter.io/262574747 you must enter the control number found on your proxy card, voting instruction form or notice you previously received and the password (ABD12020). You may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration for the Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on May 1, 2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

Voting Shares

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By order of the Board of Trustees,

/s/ Megan Kennedy
Megan Kennedy, Vice President and Secretary
Aberdeen Income Credit Strategies Fund

April 15, 2020

Philadelphia,

Pennsylvania

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For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN ASIA-PACIFIC INCOME FUND, INC., ABERDEEN GLOBAL INCOME FUND, INC.,

ABERDEEN AUSTRALIA EQUITY FUND, INC. AND

ABERDEEN INCOME CREDIT STRATEGIES FUND ANNOUNCE

CHANGE OF DATE, TIME AND LOCATION OF 2020 SHAREHOLDER MEETINGS

Philadelphia, April 15, 2020 — Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Income Credit Strategies Fund announced today the postponement of the 2020 annual meetings of shareholders (the “Annual Meetings”) and the special meeting of shareholders of FAX (the “Special Meeting”, and together with the Annual Meetings, the “Shareholder Meetings”), which were each originally scheduled to be held on Friday, April 24, 2020.

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders and the Funds’ officers and staff, the date, time and location of the 2020 Annual Meetings of shareholders of the each of the Funds and the Special Meeting for FAX have been changed. The Shareholder Meetings will be held on the following dates and at the following times:

Fund Name	Meeting Type	Ticker	New Meeting Date	New Meeting Time
Aberdeen Asia-Pacific Income Fund, Inc.	Annual	NYSE: FAX	May 6, 2020	10:00 a.m. eastern time
Aberdeen Global Income Fund, Inc.	Annual	NYSE: FCO	May 6, 2020	10:30 a.m. eastern time
Aberdeen Australia Equity Fund, Inc.	Annual	NYSE: IAF	May 6, 2020	11:00 a.m. eastern time
Aberdeen Income Credit Strategies Fund	Annual	NYSE: ACP	May 6, 2020	11:30 a.m. eastern time
Aberdeen Asia-Pacific Income Fund, Inc.	Special	NYSE: FAX	May 27, 2020	11:30 a.m. eastern time

In light of public health concerns regarding COVID-19, the Shareholder Meetings will be held in a virtual meeting format only. You will not be able to attend the Shareholder Meetings in person.

Attending the Virtual Shareholder Meetings as a Shareholder of Record

As described in the proxy materials for the Shareholder Meetings previously distributed, any shareholder of record of a Fund as of March 5, 2020 is entitled to notice of, and to vote at, the respective Shareholder Meeting or any postponements or adjournments thereof. Details of how to attend the Shareholder Meetings are being provided in a revised shareholder notice and will be distributed to financial intermediaries. To participate in the Shareholder Meetings you will need the control number found on your proxy card, voting instruction form or notice you previously received.

Registering to Attend the Virtual Shareholder Meetings as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Shareholder Meetings. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, each Fund’s proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration for the Annual Meetings must be received no later than 5:00 p.m., Eastern Time, on May 1, 2020 and for the FAX Special Meeting, no later than 5:00 p.m., Eastern Time, on May 22, 2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Shareholder Meetings.

Voting Shares

Whether or not you plan to attend a Shareholder Meeting, we urge you to vote and submit your proxy in advance of the meetings by one of the methods described in the proxy materials for the Shareholder Meetings. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Shareholder Meetings.

Important Information

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers:  Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Standard Life Investments (Corporate Funds) Ltd.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Funds’ investment returns and principal values will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that each Fund will achieve its investment objective.

If you wish to receive this information electronically, please contact: Investor.Relations@aberdeenstandard.com

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